UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2010

Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 485-9530

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 3, 2010, 1st Detect Corporation, a majority owned subsidiary of Astrotech Corporation, announced that it is the recipient of a $1.8 million investment from the Texas Emerging Technology Fund (TETF). The investment will go toward commercialization of 1st Detect’s portable mass spectrometer, used to detect residues and vapors from a wide range of chemicals, including explosives, chemical warfare agents, toxic chemicals, and volatile organic compounds. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated March 3, 2010, issued by 1st Detect Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

By:	/s/ Thomas B. Pickens, III
Name: Thomas B. Pickens, III Title: Chairman of the Board and Chief Executive Officer

Date: March 5, 2010

EXHIBIT INDEX

Paper (P) or
Exhibit No.	Description	Electronic (E)

99.1	Press release, dated March 3, 2010, issued by 1st Detect Corporation.	E